Exhibit 99.1

WAIVER

This WAIVER (this “Agreement”), dated as of December 28, 2021, is entered into by and among American Virtual Cloud Technologies, Inc., a Delaware corporation (the “Company”), and the stockholder of the Company party hereto (the “Holder”).

RECITALS

A. The Company and the Holder are parties to a Securities Purchase Agreement, dated as of November 5, 2021 (as in effect as of the date hereof, the “ First Securities Purchase Agreement”), pursuant to which the Holder purchased from the Company Common Shares, Series A Warrants, and Series B Warrants, and the Company and the Holder are parties to a Securities Purchase Agreement, dated as of December 13, 2021 (as in effect as of the date hereof , the “Second Securities Purchase Agreement”, and together with the First Securities Purchase Agreement, the “Securities Purchase Agreements”; all capitalized terms used and not defined herein are used as defined in the Securities Purchase Agreements).

B. On or about the date hereof, the Company has requested that the Holder agree to waive (the “Waivers”) (i) the downward adjustment to the exercise price of the Series A Warrants and Series B Warrants (and any corresponding increase in the number of Common Shares issuable upon the exercise of the Series A Warrants and Series B Warrants) which, but for the Waivers, would be deemed to arise from the issuance by the Company of securities pursuant to the Second Securities Purchase Agreement and not with respect to any other Subsequent Placement (as defined in the First Securities Purchase Agreement) and, (ii) during the period commencing on the date hereof through 5:30 PM Eastern Time, on December 29, 2021, the requirement in the Registration Rights Agreement, dated November 5, 2021 (the “First RRA”), between the Company and the Holder to file an amendment to the Registration Statement on Form S-3 previously filed by the Company pursuant to the First RRA or a new Registration Statement, so as to cover at least the additional Required Registration Amount (as defined in the First RRA) arising from any exercises of the Series B Warrant prior to the Effective Date, on or prior to the date specified in the First RRA (the “Required Additional S-3”).

C. Subject to the terms and conditions herein, at the Effective Time (as defined below), the Holder shall grant the Waivers.

TERMS OF AGREEMENT

In consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Certain Waivers and Agreements. Effective as of the Effective Time, the Holder hereby grants the Waivers. In conjunction therewith, the Holder shall exercise 700,000 Series B Warrants for an aggregate exercise price of $1,050,000 (thus resulting in a net cash payment to the Holder of $950,000 at the Effective Time after taking into effect the Waiver Fee (as defined below); the Shares issued as a result of this exercise, the “Series B Exercised Warrant Shares”). The Company shall credit to the balance account of the Holder with The Depository Trust Company through its Deposit / Withdrawal at Custodian system pursuant to written instructions from the Holder, the Series B Exercised Warrant Shares pursuant to Section 1 of the Series B Warrants. On or prior to the Effective Time, the Holder and the Company shall execute and deliver that certain side letter in the form attached hereto as Exhibit A (the “Exchange Cap Side Letter”. Except for the Waivers and as set forth in the Exchange Cap Side Letter, nothing herein shall be deemed to amend, modify or waive any agreement in which the Company and the Holder are a party or any security issued by the Company to the Holder.

2. Representations and Warranties and Covenants of the Company. The Company hereby represents and warrants that the issuance by it of the Series B Exercised Warrant Shares has been registered under the 1933 Act, the Series B Exercised Warrant Shares are being issued pursuant to the Registration Statement and all of the Series B Exercised Warrant Shares are freely transferable and freely tradable by the Holder without restriction under the 1933 Act. The Registration Statement is effective and available for the issuance of the Series B Exercised Warrant Shares thereunder and the Company has not received any notice that the SEC has issued or intends to issue a stop-order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened in writing to do so, and the Series B Exercised Warrant Shares shall not bear any restrictive legend and shall be freely tradable without any restrictions or limitations under applicable securities laws, rules and regulations. The “Plan of Distribution” section under the Registration Statement (including the Prospectus Supplement) permits the issuance and sale of the Series B Exercised Warrant Shares.

3. Consideration. As consideration for the Waivers, on the date hereof, the Company (a) shall pay the Holder a waiver fee of $2,000,000 by wire transfer of immediately available funds on the date of the Effective Time and in accordance with written wire instructions provided by the Holder (a portion of which payment shall be satisfied by a dollar for dollar reduction of the aggregate exercise price for the Series B Exercised Warrant Shares, resulting in a net payment to the Holder of $950,000); and (b) the Company shall file, (i) pursuant to a currently effective shelf registration statement on Form S-3 (Registration Number 333-258136), a prospectus supplement to the Registration Statement registering the remaining shares issuable upon exercise of the Series B Warrants and (ii) the Required Additional S-3, in each case on or before 5:30 PM Eastern Time on Wednesday, December 29, 2021.

4. Representations and Warranties.

(a) Company Bring Down. The Company hereby makes the representations and warranties to the Holder as set forth in Section 3 of the Second Securities Purchase Agreement (as amended hereby) as if such representations and warranties were made as of the date hereof and as of the Effective Time as set forth in their entirety in this Amendment, mutatis mutandis. Such representations and warranties to the transactions thereunder and the securities issued pursuant thereto are hereby deemed for purposes of this Agreement to be references to the transactions hereunder and the issuance of the securities pursuant hereto, references therein to “Closing Date” being deemed references to the Effective Time, and references to “the date hereof” being deemed references to the date of this Agreement. Notwithstanding the foregoing, the representations and warranties set forth in Section 3(r)(ii) of the Second Securities Purchase Agreement are hereby revised to reflect that, as of the date hereof, 87,049,106 shares of Common Stock are issued and outstanding, 62,687,263 shares of Common Stock are reserved for issuance of Convertible Securities, and the Preferred Shares have been issued.

(b) Holder Bring Down. The Holder hereby makes the representations and warranties to the Company as set forth in Section 2(a), (h) and (i) of the Second Securities Purchase Agreement (as amended hereby) as if such representations and warranties were made as of the date hereof and as of the Effective Time as set forth in their entirety in this Amendment, mutatis mutandis. Such representations and warranties to the transactions thereunder and the securities issued pursuant thereto are hereby deemed for purposes of this Agreement to be references to the transactions hereunder and the issuance of the securities pursuant hereto, references therein to “Closing Date” being deemed references to the Effective Time, and references to “the date hereof” being deemed references to the date of this Agreement.

5. Disclosure of Transaction. The Company shall, on or before 9:30 a.m., New York City Time, on the first Business Day following the date of this Agreement, file a Current Report on Form 8-K describing the terms of the transactions contemplated hereby in the form required by the 1934 Act and attaching this Agreement and the Exchange Cap Side Letter as an exhibit to such filing (excluding schedules, the “8-K Filing”). From and after the filing of the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) provided up to such time to the Holder by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents. In addition, upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement with respect to the transactions contemplated hereby or as otherwise disclosed in the 8-K Filing, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Holder or any of their affiliates, on the other hand, shall terminate. Neither the Company, its Subsidiaries nor the Holder shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled, without the prior approval of the Holder, to issue a press release or make such other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith or (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Holder shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the Holder (which may be granted or withheld in the Holder’s sole discretion), except as required by applicable law, the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of the Holder in any filing, announcement, release or otherwise. The Company further understands and acknowledges that, prior to 4:45 p.m., New York City Time, on December 23, 2021, the Company had provided no material nonpublic information to the Holder, and the Holder may have engaged in such hedging and/or trading activities prior to such time. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Amendment, either of the Securities Purchase Agreements or any other Transaction Document or any of the documents executed in connection herewith or therewith.

6. No Integration. None of the Company, its Subsidiaries, any of their affiliates, or any Person acting on their behalf shall, directly or indirectly, make any offers or sales of any security (as defined in the 1933 Act) or solicit any offers to buy any security or take any other actions, under circumstances that would require registration of the Series B Warrants or the Series B Warrant Shares under the 1933 Act or cause this offering to be integrated with such offering or any prior offerings by the Company for purposes of Regulation D under the 1933 Act.

7. Fees. The Company shall reimburse each of Kelley, Drye & Warren, LLP and Jolie Kahn, Esq. (counsel to the lead Holder) in an aggregate non-accountable amount of $12,000 (or $24,000 in the aggregate) (the “Legal Fee Amount”) for costs and expenses incurred by it in connection with drafting and negotiation of this Agreement. Each party to this Agreement shall bear its own expenses in connection with the structuring, documentation, negotiation and closing of the transactions contemplated hereby, except as provided in the previous sentence and except that the Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, transfer agent fees, Depository Trust Company fees relating to or arising out of the transactions contemplated hereby.

8. Blue Sky. The Company shall make all filings and reports relating to the issuance of Series B Exercised Warrant Shares required under applicable securities or “Blue Sky” laws of the states of the United States following the date hereof, if any.

9. Most Favored Nation. The Company hereby represents and warrants as of the date hereof and covenants and agrees that none of the terms offered to any Person with respect to any amendment, modification, waiver or exchange of any warrant to purchase Common Stock (or other similar instrument), including, without limitation with respect to any consent, release, amendment, settlement, or waiver relating thereto (each an “Settlement Document”), is or will be more favorable to such Person (other than any reimbursement of legal fees) than those of the Holder and this Agreement. If, and whenever on or after the date hereof, the Company enters into a Settlement Document, then (i) the Company shall provide notice thereof to the Holder promptly following the occurrence thereof and (ii) the terms and conditions of this Agreement shall be, without any further action by the Holder or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Holder shall receive the benefit of the more favorable terms and/or conditions (as the case may be) set forth in such Settlement Document, provided that upon written notice to the Company at any time the Holder may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Agreement shall apply to the Holder as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Holder. The provisions of this Section 9 shall apply similarly and equally to each Settlement Document.

10. Effective Time. This Agreement shall be effective upon the later of (a) the time of due execution and delivery to the Holder of agreements in the form of this Agreement by the Required Holders and the Company, (b) the time of issuance of the Series B Exercised Warrant Shares to the Holder in accordance with Sections 1 and 2, (c) receipt by the Holder of the Waiver Fee (which shall be satisfied by a net cash payment to the Holder of $950,000 pursuant to Section 2) and (d) the time of payment of the Legal Fee Amount to Kelley, Drye and Warren, LLP and Jolie Kahn, Esq.

11. Miscellaneous. Section 9 of the Second Securities Purchase Agreement (as amended hereby) is hereby incorporated by reference herein, mutatis mutandis.

[Signature Page Follows]

IN WITNESS WHEREOF, the Holder and the Company have caused their respective signature page to this Waiver to be duly executed as of the date first written above.

AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC.

By:	/s/ Thomas King
	Name:	Thomas King
	Title:	Chief Financial Officer

HUDSON BAY MASTER FUND LTD

By:	/s/ Richard Allison
	Name:	Richard Allison
	Title:	Authorized Signatory*

*Authorized Signatory
Hudson Bay Capital Management LP
not individually, but solely as
Investment Advisor to Hudson Bay Master Fund Ltd.

EXHIBIT A

AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC.

1720 Peachtree Street, Suite 629

Atlanta, GA 30309

December 28, 2021

Hudson Bay Master Fund Ltd.
c/o Hudson Bay Capital Management LP

Attn: Direct Investments
28 Havemeyer Place, 2nd Floor

Greenwich CT 06830

RE:	Warrants

Ladies and Gentlemen:

Reference is made to (a) that certain Securities Purchase Agreement, dated as of November 2, 2021 (the “Agreement”; capitalized terms used and not otherwise defined in this letter shall have the meanings given to them in the Agreement), by and between American Virtual Cloud Technologies, Inc., a Delaware corporation (the “Company”), and you (the “Holder”), as amended by that certain Amendment and Waiver dated as of December 2, 2021 (the “Amendment”) and (b) the Series A Warrants, the Series B Warrants and the Series C Warrants (as such term is defined in the Amendment)(each a “Warrant”, and collectively, the “SPA Warrants”).

The Company hereby agrees not to issue any shares of Common Stock upon the exercise of any SPA Warrant if the issuance of such shares of Common Stock (taken together with the issuance of the Common Shares (as defined in the Securities Purchase Agreement) and such shares previously issued upon the exercise of the SPA Warrants) would exceed 13,544,862 shares of Common Stock (19.99% of the shares of Common Stock outstanding as of November 2, 2021), which is the aggregate number of shares of Common Stock which the Company may issue without breaching the Company’s obligations under the rules or regulations of the Nasdaq Capital Market (the “Principal Market”) (the number of shares which may be issued without violating such rules and regulations, the “Exchange Cap”), except that such limitation shall not apply in the event that the Company (A) obtains the approval of its stockholders as required by the applicable rules of the Principal Market for issuances of shares of Common Stock in excess of such amount or (B) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Holder. Until such approval or such written opinion is obtained, the Holder (together with any subsequent holder of any of the SPA Warrants, collectively, the “Buyers” and each a “Buyer”) shall be issued in the aggregate, upon exercise of any of the SPA Warrants shares of Common Stock in an amount no greater than the product of (i) the Exchange Cap as of the Issuance Date multiplied by (ii) the quotient of (1) the aggregate number of shares of Common Stock initially exercisable pursuant to the SPA Warrants held by such Buyer without regard for any limitations on exercise set forth therein (as measured as of the Closing Date (as defined in the Securities Purchase Agreement)) divided by (2) the aggregate number of shares of Common Stock initially exercisable pursuant to the SPA Warrants held by all Buyers without regard to any limitations on exercise set forth therein (as measured as of the Closing Date) (with respect to each Buyer, the “Exchange Cap Allocation”). In the event that any Buyer shall sell or otherwise transfer any of such Buyer’s SPA Warrants, the transferee shall be allocated a pro rata portion of such Buyer’s Exchange Cap Allocation with respect to such portion of such SPA Warrants so transferred, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation so allocated to such transferee. Upon exercise in full of the SPA Warrants, the difference (if any) between such holder’s Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder upon such holder’s exercise in full of such SPA Warrants shall be allocated to the respective Exchange Cap Allocations of the remaining holders of SPA Warrants on a pro rata basis in proportion to the shares of Common Stock underlying the SPA Warrants then held by each such holder of SPA Warrants. In the event that after the Stockholder Meeting Deadline (as defined in the Amendment) the Company is then prohibited from issuing any shares of Common Stock pursuant to this paragraph (the “Exchange Cap Shares”), in lieu of issuing and delivering such Exchange Cap Shares to the Holder, the Company shall pay cash to the Holder in exchange for the cancellation of such portion of this Warrant exercisable into such Exchange Cap Shares (the “Exchange Cap Payment Amount”) at a price equal to the sum of (x) the product of (A) such number of Exchange Cap Shares and (B) the greatest Closing Sale Price (as defined in the SPA Warrants) of the Common Stock on any Trading Day (as defined in the SPA Warrants) during the period commencing on the date the Holder delivers the applicable Exercise Notice (as defined in the SPA Warrants) with respect to such Exchange Cap Shares to the Company and ending on the date of such payment under this paragraph and (y) to the extent the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of Exchange Cap Shares, any brokerage commissions and other out-of-pocket expenses, if any, of the Holder incurred in connection therewith.

Notwithstanding anything herein to the contrary, at any time prior to the Stockholder Approval Date (as defined in the Amendment), the Holder additionally agrees not to transfer any SPA Warrants to any person unless such person enters into a letter agreement in the form of this letter agreement in connection therewith.

Please confirm your agreement to the foregoing by signing a copy of this letter in the space indicated below.

Very truly yours,

AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC.

By:
	Name:	Thomas King
	Title:	Chief Financial Officer

ACKNOWLEDGED AND AGREED, as of the date first written above:

HUDSON BAY MASTER FUND LTD

By:
Name:
Title: